UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

1121 Judson Rd. Suite 124 Longview, TX (Address of principal executive offices)		75601 (Zip Code)
(903) 758-3431 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2017, Friedman Industries, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) providing for a $7.5 million revolving line of credit facility (the “Credit Facility”) with Citizens National Bank (the “Bank”). Pursuant to the Loan Agreement, the Company entered into a Promissory Note on December 11, 2017, evidencing the Credit Facility (the “Promissory Note”). The Credit Facility expires on December 11, 2018.

Borrowings under the Credit Facility bear interest at the Bank’s prime rate minus 0.55%. Interest payments on amounts advanced are due monthly, and principal payments may be made at any time without penalty. All outstanding principal and accrued interest is due upon expiration of the Credit Facility. Pursuant to a Commercial Security Agreement (the “Security Agreement”) executed by the Company on December 11, 2017, the Credit Facility is collateralized by the Company’s accounts receivable and inventory.

The Credit Facility contains certain customary affirmative and negative covenants. Financial covenants contained in the Credit Facility include:

●	The Company will not permit at any time its tangible common shareholders’ equity to be less than $50.0 million.

●	The Company will not permit at any time its maximum debt to exceed 50% of tangible common shareholders’ equity.

In the event of default, amounts borrowed under the Credit Facility and all unpaid interest shall become due immediately.

As of the filing date of this Current Report on Form 8-K, the Company has borrowed $3.75 million under the Credit Facility.

The foregoing descriptions of the Loan Agreement, Credit Facility, Promissory Note and Security Agreement are not complete and are qualified in their respective entireties by the full text of the Loan Agreement, Promissory Note and Security Agreement filed as exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Revolving Line of Credit Loan Agreement dated December 11, 2017.

10.2	Promissory Note dated December 11, 2017.

10.3	Commercial Security Agreement dated December 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 15, 2017

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Vice President - Secretary and Treasurer